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                                                                    (EXHIBIT 24)


                        THE MCGRAW-HILL COMPANIES, INC.

                             REGISTRATION STATEMENT

                                  ON FORM S-8

                               POWER OF ATTORNEY

                 The undersigned hereby appoint Robert J. Bahash and Kenneth M. Vittor, or either of them, their true and lawful afforneys-in-fact with authority to execute in the name of each such person and in each capacity stated below, and to file with the Securities and Exchange Commission, the Corporation's Registration Statement on Form S-8 in the form which the Corporation deems appropriate for the purpose of registering, pursuant to the Securities Act of 1933, as amended, 160,000 additional shares of Common Stock, par value $1.00 per share, of the Corporation issuable in connection with the Director Deferred Stock Ownership Plan and to execute and file in the name of each such person and in each capacity stated below, from time to time, all amendments, including post-effective amendments, and all supplements to such Registration Statement, which the Corporation deems appropriate.

                 This Power of Attorney may be executed in counterparts, all of which, taken together shall constitute one and the same instrument.





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
SIGNATURE                                                 TITLE                               DATE
- ---------                                                 -----                               ----
/s/ Joseph L. Dionne
- -------------------------
Joseph L. Dionne                                  Principal Executive                     June 26, 1996
                                                  Officer and Director


/s/ Robert J. Bahash
- -------------------------
Robert J. Bahash                                  Principal Financial                     June 26, 1996
                                                  Officer


/s/ Thomas J. Kilkenny
- -------------------------
Thomas J. Kilkenny                                Controller                              June 26, 1996


/s/ Pedro Aspe
- -------------------------
Pedro Aspe                                        Director                                June 26, 1996


/s/ Vartan Gregorian
- -------------------------
Vartan Gregorian                                  Director                                June 26, 1996


/s/ John T. Hartley
- -------------------------
John T. Hartley                                   Director                                June 26, 1996


/s/ George B. Harvey
- -------------------------
George B. Harvey                                  Director                                June 26, 1996


/s/ Richard H. Jenrette
- -------------------------
Richard H. Jenrette                               Director                                June 26, 1996


/s/ Don Johnston
- -------------------------
Don Johnston                                      Director                                June 26, 1996





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
/s/ Peter O. Lawson-Johnston
- ----------------------------
Peter O. Lawson-Johnston                                  Director                                June 26, 1996


- --------------------------
Linda Koch Lorimer                                        Director                                June 26, 1996


/s/ Harold W. McGraw, III
- --------------------------
Harold W. McGraw, III                                     Director                                June 26, 1996

/s/ Robert P. McGraw
- --------------------------
Robert P. McGraw                                          Director                                June 26, 1996


/s/ Lois Dickson Rice
- --------------------------
Lois Dickson Rice                                         Director                                June 26, 1996


- --------------------------
Paul J. Rizzo                                             Director                                June 26, 1996


/s/ James H. Ross
- --------------------------
James H. Ross                                             Director                                June 26, 1996


- --------------------------
Alva O. Way                                               Director                                June 26, 1996





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